Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE EEI Financial Conference November 6-9, 2011

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Non-GAAP Financial Measures 3 In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We refer to “on-going earnings” in this presentation, which is a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

CORPORATE OVERVIEW

PINNACLE WEST: OUR VALUE PROPOSITION 5 Our commitment to investors: Deliver superior shareholder returns through

6 NYSE Ticker PNW Market Cap $5 Billion Enterprise Value $8 Billion Principal Subsidiary • Arizona’s largest electric utility • $12 billion assets Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 1% average annual growth expected 2011-2013 • 3-4% historical average — well above industry average 2010 Peak Demand – 6,936 MW CONTINENTAL UNITED STATES STATE OF ARIZONA PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility.

A RESPECTED, VETERAN LEADERSHIP TEAM 7 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Don Robinson APS President & COO

FINANCIAL OVERVIEW STRENGTHENING OUR FINANCIAL PROFILE

CONSOLIDATED ON-GOING EPS OUTLOOK 9 Our on-going earnings improved since 2009. STRENGTHENING OUR FINANCIAL PROFILE Per Share $2.75 - $2.90** As of 11/1/11 * Reflects 2011 reclassification of APS Energy Services as discontinued operation. ** Guidance near top of range. See key factors and assumptions in presentation.

2011 On-Going EPS Guidance 10 Electricity gross margin (operating revenues,* net of fuel and purchased power expenses) about $2.03 billion to $2.08 billion, which was previously expected to be $2.01 billion to $2.06 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume growth about 1% taking into account effects of Company’s energy efficiency initiatives Actual weather for first 9 months of year and normal weather patterns for remainder of year Operating expenses (operations and maintenance,* depreciation and amortization, and taxes other than income taxes) about $1.32 billion to $1.35 billion, which was previously expected to be $1.33 billion to $1.36 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $195 million to $205 million Net income attributable to noncontrolling interests about $25 million to $30 million Effective tax rate about 34% Full-year effect of 2010 equity issuance APS earnings to contribute substantially all of consolidated earnings Key Factors and Assumptions as of November 1, 2011. * Excludes O&M, and offsetting operating revenues, associated with renewable energy and energy efficiency programs as well as $28 million pretax related to settlement of prior-period Four Corners transmission rights-of-way. STRENGTHENING OUR FINANCIAL PROFILE

Dividend Yield TOP-TIER DIVIDEND YIELD 11 Dividend Payout Industry Averages PNW Industry Yield as of October 15, 2011 Industry Payout 12 Months Ended June 30, 2011 PNW Payout based on weather-normalized 2011 EPS Guidance Pinnacle West’s annual dividend is $2.10 per share — providing a top-tier yield with a near-average payout. STRENGTHENING OUR FINANCIAL PROFILE

SUPERIOR SHAREHOLDER RETURNS 12 Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE Pinnacle West S&P 500 S&P 1500 Electric Utilities 1 Year 2 Years 3 Years 5 Years Periods ended December 31, 2010

13 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives • Supportive electric utility rates • Regulatory framework improvements • Cost management initiatives • Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * On-going earnings APS PNW*

14 Our goal is to keep O&M growth in line with retail sales growth. $ Millions Excludes RES and demand-side management costs STRENGTHENING OUR FINANCIAL PROFILE APS OPERATIONS & MAINTENANCE EXPENSE TRENDS

AMPLE FINANCING ACCESS 15 Investment-grade credit ratings, capitalization and liquidity should provide adequate access to bank and capital markets. 2011 $500M APS revolver refinancing* 2011 $175M PNW senior notes refinancing* 2011 $400M APS senior notes refinancing* 2012 $375M APS senior notes refinancing 2012 APS new debt issuance 2012 PNW equity issuance (at earliest) 2011 - 2012 Major Financing Activities STRENGTHENING OUR FINANCIAL PROFILE Capitalization & Liquidity *Completed. $ Billions Consolidated Capitalization APS ACC Capitalization Consolidated Liquidity December 31, 2010 50.7% 53.9%

CREDIT RATINGS 16 We have investment-grade credit ratings. STRENGTHENING OUR FINANCIAL PROFILE We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa2 Baa3 S&P BBB BBB Fitch BBB- BBB- Senior Unsecured Moody’s Baa2 - S&P BBB - Fitch BBB - Outlook Moody’s Stable Stable S&P Positive Positive Fitch Stable Stable

S&P CREDIT METRICS 17 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE 2006 2007 2008 2009 2010 17.5% 17.2% 22.1% 22.8% 22.3% 4.2x 4.1x 5.1x 4.8x 4.6x 56.6% 55.2% 57.4% 56.8% 53.0% 16.3% 15.7% 18.0% 18.4% 22.5% 3.8x 3.7x 4.3x 4.0x 4.6x 57.0% 57.0% 59.4% 59.8% 55.1%

Non-GAAP EPS Reconciliation 18 Consolidated On-Going EPS Outlook Year-Ended December 31, 2009 and 2010. STRENGTHENING OUR FINANCIAL PROFILE Guidance near top of range as of November 1, 2011. See key factors and assumptions in presentation. * 2009 2010 2011 Actual Actual Guidance* Net income attributable to common shareholders $ 0.67 $ 3.27 Adjustment - Discontinued Operations Real estate operations 1.65 0.05 APS Energy Services 0.01 (0.29) On-going EPS $ 2.33 $ 3.03 $ 2.75 — $ 2.90

REGULATORY OVERVIEW IMPROVING OUR REGULATORY ENVIRONMENT

ARIZONA CORPORATION COMMISSIONERS 20 IMPROVING OUR REGULATORY ENVIRONMENT Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Brenda Burns (Rep) Gary Pierce (Rep)* Chairman Terms Through January 2013 The new composition provides opportunities for additional relationships and process efficiencies. Terms Through January 2015 * Term limited

2011 RETAIL RATE CASE PROPOSAL BENEFITS 21 Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Promotes rate gradualism for customers IMPROVING OUR REGULATORY ENVIRONMENT The rate case proposals contains a number of benefits for customers and shareholders.

2011 RETAIL RATE CASE FILING KEY FINANCIAL COMPONENTS 22 APS has requested a base rate increase to become effective July 1, 2012. IMPROVING OUR REGULATORY ENVIRONMENT Annual Revenue Change Non-fuel base rate increase $ 194.1 6.6% Amounts transferring from adjustment mechanism revenues Renewable Energy Surcharge revenues related to AZ Sun and other solar projects 44.9 Power Supply Adjustor revenues (refunds) (143.5) Net base rate increase $ 95.5 3.3%

2011 RETAIL RATE CASE FILING KEY FINANCIAL ASSUMPTIONS 23 IMPROVING OUR REGULATORY ENVIRONMENT Rate base $5.7 billion Return on equity 11% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.24 Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 Updated rate base, cost of capital and fuel prices underpin the rate request amounts.

2011 RETAIL RATE CASE FILING DETAILS OF REQUEST 24 Post test-year plant additions through rate effective date $259 million AZ Sun projects $161 million other projects Revenue-per-customer decoupling mechanism Infrastructure tracker New generation additions and generation efficiency projects Environmental compliance investments 100% Power Supply Adjustor Remaining portions of AZ Sun project to be recovered through RES until included in base rates (consistent with treatment for first 50 MW) IMPROVING OUR REGULATORY ENVIRONMENT Other key proposals continue constructive regulatory treatment and limit regulatory lag.

2011 RETAIL RATE CASE FILING ACC PROCEDURAL SCHEDULE 25 IMPROVING OUR REGULATORY ENVIRONMENT The procedural schedule provides a process which could allow a final decision by July 1, 2012, consistent with APS’s 2009 regulatory settlement. Nov. 18, 2011 ACC Staff and intervenors' direct testimony due, except rate design Nov. 30, 2011 Settlement discussions may begin (or earlier if parties desire) Dec. 2, 2011 ACC Staff and intervenors' direct testimony due on rate design Dec. 23, 2011 Settlement agreement to be filed, if reached Dec. 23, 2011 APS rebuttal testimony due, if no settlement reached Jan. 11, 2012 ACC Staff and intervenors' surrebuttal testimony due, if no settlement reached Jan. 11, 2012 Testimony supporting or opposing settlement due, if settlement reached Jan. 17, 2012 APS rejoinder testimony due, if no settlement reached Jan. 19, 2012 Hearing to begin

• Strengthens APS’s earned ROE and financial condition • Supports common dividend • Demonstrates increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allows opportunity to help shape Arizona’s energy future outside continual rate cases • Provides earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Establishes expedited process for future base rate cases 26 PROGRESSIVE REGULATORY SETTLEMENT POSITIONS APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS’s 2009 regulatory settlement contains a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 27 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions include earnings support until APS’s next rate case decision. Estimated Pretax Earnings Benefits $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals – 13 29 Palo Verde depreciation reduction _ _ 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254

OUR REGULATORY MIX 28 Most Recent Rate Decisions $6.8 Billion Total Approved Rate Base ACC FERC Rates Effective Date 1/1/2010 6/1/2011 Test Year Ended 12/31/2007* 12/31/2010 Rate Base $5.6 B $1.2 B Equity Layer 54% 54% Allowed ROE 11.00% 10.75% IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS’s revenues comes from a regulated retail rate base and a meaningful transmission business. * Adjusted to include post test-year plant in service through June 30, 2009 Transmission 18% Generation & Distribution 82%

29 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 38 M 7/1/2011 $(10) M 8/1/2010 $ 21 M 8/1/2009 Wholesale Portion $ 6 M 6/1/2011 $ (2) M 6/1/2010 $ 2 M 6/1/2009 Total Increase (Decrease) $ 44 M $(12) M $ 23 M Equity Ratio 54% 51% 55% Rate Base $1.2 B $1.1 B $1.1 B Test Year 2010 2009 2008 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments.

30 SIGNIFICANT REGULATORY PROGRESS SINCE 2005 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved a more supportive regulatory structure and improvements in cost recovery timing. Mechanism Adopted/ Last Adjusted Description Power Supply Adjustor (“PSA”) April 2005 / February 2011 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Renewable Energy Surcharge (“RES”) May 2008 / January 2011 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause (“DSMAC”) April 2005 / March 2011 Recovers costs related to energy efficiency and DSM programs above $10 million in base rates Provides performance incentive to APS for net benefits achieved Provides rebates and other incentives to participating customers Environmental Improvement Surcharge (“EIS”) July 2007 / July 2007 Recovers retroactively costs related to environmental upgrades not fully recovered through base rates Allows for cost recovery of ACC-approved projects Retail Line Extension Fees February 2008 /January 2010 “Pay as you go” mechanism collects dollars spent for new distribution construction at beginning of project Better protects existing customers by allocating cost of expansion to developers Transmission Cost Adjustor (“TCA”) April 2005 / July 2011 Recovers FERC-approved transmission costs related to retail customers Resets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / June 2011 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually

GROWTH AND OPERATIONS OVERVIEW CAPITALIZING ON INTRINSIC GROWTH MAINTAINING OPERATIONAL EXCELLENCE

POSITIVE LONG-TERM DEMOGRAPHICS 32 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS’s customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2015 Projected APS Customer Growth Arizona Population Growth US Population Growth 2.5%* Millions APS Customer Growth *Compound Annual Growth Rate

33 We expect our rate base will grow at a 7% average rate. APS RATE BASE GROWTH STRONG CAPITALIZING ON INTRINSIC GROWTH $ Billions Projected APS Capital Expenditures $ Millions Projected APS Rate Base Other Distribution Transmission Renewables Environmental Traditional Generation

CUSTOMER SATISFACTION ... A KEY PRIORITY 34 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating 2011 J.D. Power Residential Customer Survey APS Industry Average

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 35 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor Industry 91% APS 91% 68% 81% 92% • Returned to superior performance • 3,938 MW total managed capacity • 1,146 MW total APS share • 2014 goals: • Consistent site capacity factor greater than 90% • Operating costs excluding fuel less than $0.02/kWh • Top-quartile safety • 20-year license extension approved by U.S. Nuclear Regulatory Commission • Consistent solid performance • 2,747 MW total managed capacity • 1,753 MW APS share • Fleet operating strategy • New commercial availability metric measures plant reliability during high-demand periods and market responsiveness

ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP 36 Highest Rating (AAA) and Ranked #2 Electric Utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index “Best in Class” Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities U.S. DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking MAINTAINING OPERATIONAL EXCELLENCE We are recognized internationally for our achievements. Ranked 294 of 1,000 Companies Worldwide Ranked 15th Overall Highest for Any Utility

2010 RETAIL CUSTOMER, SALES AND REVENUE MIXES 37 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 27,709 GWh Operating Revenues $2.9 Billion 8% 45% 47% 51% 42% 11% 89% 6% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE

38 2010 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,781 GWh Generation Fuel Mix 26,828 GWh Generation Capacity Mix 6,293 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 46% 34% 20% 36% 16% 16% 21% 54% 28% 18%

RESOURCE PLANNING, RENEWABLES AND ENERGY EFFICIENCY OVERVIEW MAKING COMPELLING CAPITAL INVESTMENTS

40 MAKING COMPELLING CAPITAL INVESTMENTS RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY Additional Resources by 2025 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas Through a balanced resource mix including renewable resources and energy efficiency programs, we will meet future load growth. MW Projected 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 3% Four Corners Transactions, Net 4% Other Future Purchases 22% Future Renewable Resources 22% Future Energy Efficiency 50% Future Natural Gas Generation

RENEWABLE ENERGY RISES WITH THE SUN 41 We are helping Arizona become the “Solar Capital of the World.” Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

APS AZ SUN PROGRAM 42 MAKING COMPELLING CAPITAL INVESTMENTS Phase II - Proposed Additional 100 MW Up to $475 million capital investment In service 2013 through 2015 Rate recovery through RES until included in base rates Requested in 2012 RES Implementation Plan filed with ACC July 1, 2011 Decision expected by end of 2011 Phase I – Underway 100 MW Up to $500 million capital investment In service 2011 through 2014 Constructive rate recovery Commitments to date: 83 MW $379 million capital investment Additional procurement initiatives underway Owning solar resources makes sense for our customers, communities, environment, and provides returns to our shareholders. Utility-scale solar photovoltaic plants to be owned by APS

AZ SUN PROGRAM SUMMARY PHASE I 43 MAKING COMPELLING CAPITAL INVESTMENTS APS is investing up to $500 million to own 100 MW of solar generation by year-end 2014. Name Location Capacity Developer Target COD* Paloma Gila Bend, AZ 17 MW First Solar Sept. 2011 Cotton Center Gila Bend, AZ 17 MW Solon Oct. 2011 Hyder Phase 1 Hyder, AZ 11 MW SunEdison 4Q 2011 Hyder Phase 2 Hyder, AZ 5 MW SunEdison 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison 2012 Luke Air Force Base Glendale, AZ 14 MW SunPower 2013 Total Announced To Date 83 MW To Be Announced 17 MW Program Total 100 MW As of September 30, 2011 * In Service or Commercial Operation Date

SOLANA: A “SUNNY PLACE” 44 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • Expected to be first major stored-heat plant in U.S. on targeted 2013 commercial operation date • Near existing transmission lines • Thermal storage capability with summer on-peak capacity factor +90% • To be built, owned and operated by Abengoa Solar • DOE loan guarantee financing finalized MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide about one-third of APS’s renewable energy target of 10% by 2015.

45 MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT TRANSACTIONS Our proposal represents a balanced solution to new environmental regulations. Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Arizona, California and other regulatory approvals required Economic, environmental and social benefits

46 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS committed to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as a percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS We are committed to aggressive renewable and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

47 APS ENERGY EFFICIENCY INITIATIVES INCREASING • Program costs currently recovered through retail rate adjustor • Under 2009 retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012 • Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 • Decoupling mechanism proposed in 2011 APS retail rate case Cumulative Annual Energy Savings Associated with EE/DSM Programs APS plans to double customers’ energy efficiency savings from 2010 through 2012. GWh MAKING COMPELLING CAPITAL INVESTMENTS

TRANSMISSION INVESTMENT ESSENTIAL 48 • 10-Year Transmission Plan (115-kV and above) • $450 million of new transmission investment • 258 miles of new lines • Increases import capability by 6% to metro Phoenix and 39% to Yuma • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. Legend NORTH SAGUARO N . GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO . 2014 CORONADO FLAGSTAFF ( APS ) 2013 2010 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014 MAKING COMPELLING CAPITAL INVESTMENTS

49 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $37 $369 $166 Net Book Value at 12/31/10 ($M) $20 $125 $63 Current Depreciation Ends 2031 Mid-2016 Mid-2016 Mid-2016 2031 2031 Current Expiration Dates Site Lease July 6, 2016 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2016 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

RENEWABLE PURCHASE POWER CONTRACTS 50 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Owner/ Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison UC Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed AD Jan-2011 2012 30 15 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Infigen Asset Mgmt IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 Jul-2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy UC Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA California Energy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Najafi IO Sep-2005 Jun-2008 15 14 Total Biomass 14 Biogas Glendale Energy Glendale, AZ Glendale Energy LLC IO Jul-2008 Jan-2010 20 3 Landfill 1 Surprise, AZ Not Disclosed AD Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 599 As of September 30, 2011 1 AD = Advanced Development; UC= Under Construction; IO = In Operation

A WELL-BALANCED GENERATION PORTFOLIO 51 Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership Interest1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1-3 Base 1986 - 1989 APS 29.1% 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1-3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1-3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 231 Navajo Page, AZ 1-3 Base 1974 - 1976 SRP 14 315 Total Coal 1,753 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1-5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil – Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1-3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar -- As Available APS 100 5 1996 - 2006 Total Solar Total Generation Capacity 6,293 As of December 31, 2010 1Includes leased generating plants. Multiple State-wide Facilities 5 MAKING COMPELLING CAPITAL INVESTMENTS